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                                                                   EXHIBIT 23(b)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





        As independent public accountants, we hereby consent to the incorporation of our report dated February 17, 1995, included in this Form 10-K, into Battle Mountain Gold Company's previously filed Registration Statements on Form S-3 No. 33-51921 and Form S-8 Nos. 33-14605, 33-22146, 33-47570 and 33-53195.



        ARTHUR ANDERSEN LLP

        Houston, Texas
        March 8, 1996